                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), is entered into as of October 2, 1996, by and among Univision Communications Inc., a Delaware corporation (the "Company"), A. Jerrold Perenchio, Venevision International, Limitied, a British Virgin Islands corporation, Grupo Televisa, S.A., a Mexican coropration and the holders of Common Stock of the Company named on the signature pages hereof (collectively, the "Holders", and individually, a "Holder").

                                    RECITALS

          WHEREAS, the Holders own shares of the Company's Class P Common Stock, Class T Common Stock, Class V Common Stock and Class A Common Stock of the Company (the "Original Common Stock");

          WHEREAS, the Original Common Stock was issued without registration under the Securities Act, and therefore, the resale thereof by the Holders is subject to restrictions under the Securities Act; and

          WHEREAS, in connection with the Company's initial Offering of its Class A Common Stock the Company has agreed to enter into this Agreement with the Holders;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT


          Section 1 CERTAIN DEFINITIONS. As used in this Agreement, unless the context otherwise requires:

          "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with another Person.

          "Business Day" means any day on which commercial banks are not authorized or required to close in Los Angeles, California.


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

          "Commission" means the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.

          "Common Stock" means the Class A Common Stock, the Class P Common Stock, the Class T Common Stock and the Class V Common Stock of the Company, par value $0.01 per share.

          "Davila LLC" means The Davila Family LLC and its Permitted
Transferees.

          "Exchange Act" means the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Initiating Holders" means those Holders who have given a Demand Notice pursuant to Section 2.1.

          "Offering" with respect to any of the Company's securities means the registration of such securities, whether underwritten or not, for sale to the public.

          "Ordinary S-3 Registration Statement" means a Registration Statement on Form S-3 that includes only those items and that information that is required to be included in Parts I and II of such Form, and does not include any additional or extraneous items or information (e.g., a description of the Company or the Company's business).

          "Perenchio" means A. Jerrold Perenchio and his Permitted
Transferees.

          "Perenchio Initiating Holders" means Holders of Perenchio Registerable Securities who, in the aggregate, own at least a majority of Perenchio Registrable Securities then held by all Holders of Perenchio Registrable Securities and who have given a Demand Notice pursuant to Section 2.1.

          "Perenchio Registerable Securities" means Registerable Securities held by Perenchio, Rader and Davila LLC; provided that in the case of Davila LLC, Perenchio Registerable Securities shall be limited to 23,828,750 shares of Class A Common Stock (adjusted for stock splits and stock dividends).

          "Permitted Transferee" means

               (i) any entity all of the equity (other than directors' qualifying shares) of which is directly or indirectly owned by the transferor and that is not an Affiliate of any other Person;

               (ii) in the case of a transferor who is an individual, (a) such transferor's spouse and lineal descendants, (b) such transferor's successors, personal representatives and heirs, (c) any trustee of any trust created primarily for the benefit of any, some or all of such spouse and lineal descendants (but which may include beneficiaries which are charities) or of any revocable trust created by such transferor, (d) following the death of such transferor, all beneficiaries under either such trust, (e) the transferor, in the case of a transfer from any Permitted Transferee back to its transferor and (f) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any other Person;

               (iii) (a) in the case of the Class P Common Stock, A. Jerrold Perenchio, (b) in the case of the Class T Common Stock, Grupo Televisa S.A., and (c) in the case of Class V Common Stock, Gustavo A. Cisneros and Ricardo J. Cisneros (the "Cisneros Brothers"). For the purposes of this definition, if an entity is directly or indirectly owned by either of the Cisneros Brothers, it shall be deemed owned by both of them; and

               (iv) in the case of Davila LLC, (a) Jaime Davila, (b) Jaime Davila's spouse, (c) Jaime Davila's lineal descendants, (d) the successors, personal representatives and heirs of any of the individuals referred to in subclauses (a) through (c) of this clause (iv), (e) any trustee of any trust created solely for the benefit of any, some or all of the Persons referred to in this clause (iv) and the collateral relatives of such Persons (but which may include beneficiaries which are charities) or any revocable trust created by any, some or all of the Persons referred to in subclauses (a) through (c) of this clause (iv),
     (f) following the death of any individual referred to in subclauses (a) through (c) of this clause (iv), all beneficiaries under either such trust, and (g) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any other Person.

          "Person" means a corporation, an association, a trust, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

          "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

          "Rader" means Stephen P. Rader and his Permitted Transferees.

          "Registering Holders" means Holders who are participating in the particular Registration Statement under Section 2 of this Agreement.

          "Registrable Securities" means shares of the Class A Common Stock of the Company held by the Holders or otherwise acquired by the Holders (including by way of conversion of shares of the Class P Common Stock, the Class T Common Stock and the


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

Class V Common Stock of the Company (collectively, the "Shares") and any securities issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reclassification or other reorganization; PROVIDED, HOWEVER, that a security shall cease to be a Registrable Security at such time as it (i) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing a restrictive legend and not subject to any stop transfer order lawfully has been delivered by or on behalf of the Company and no other restriction on transfer exists, or (iv) has ceased to be outstanding.

          "Registration Statement" shall mean a registration statement filed by the Company with the Commission at the time such registration becomes effective, as amended and supplemented by any post-effective amendment.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

          "Televisa" means Grupo Televisa, S.A. and its Permitted Transferees.

          "Televisa Initiating Holders" means Holders of Televisa
Registerable Securities who, in the aggregate, own at least a majority of Televisa Registrable Securities then held by all Holders of Televisa Registrable Securities and who have given a Demand Notice pursuant to Section 2.1.

          "Televisa Registerable Securities" means Registerable Securities held by Televisa and Davila LLC; provided that in the case of Davila LLC, Televisa Registerable Securities shall be limited to 11,914,375 shares of Class A Common Stock (adjusted for stock splits and stock dividends).

          "Venevision" means Venevison International Limited and its Permitted Transferees.

          "Venevision Initiating Holders" means Holders of Venevision Registerable Securities who, in the aggregate, own at least a majority of Venevision Registrable Securities then held by all Holders of Venevision Registrable Securities and who have given a Demand Notice pursuant to Section 2.1.

          "Venevision Registerable Securities" means Registerable Securities held by Venevision and Davila LLC; provided that in the case of Davila LLC, Venevision Registerable Securities shall be limited to 11,914,375 shares of Class A Common Stock (adjusted for stock splits and stock dividends).

          OTHER DEFINITIONS. The following terms shall have the meanings ascribed to them in the sections indicated below:


          DEFINITION                              SECTION
          ----------                              -------

          "Company"                               Introduction
          "Controlling Person"                    6.1
          "Demand Notice"                         2.1
          "Demand Registration Statement"         2.1
          "Original Common Stock"                 Recitals
          "Other Holders"                         2.1
          "Other Shares"                          2.1.2
          "Piggyback Notice"                      2.2.1
          "Piggyback Registration Statement"      2.2
          "Registration Expenses"                 5
          "Shares"                                1


          Section 2  REGISTRATION RIGHTS.

          2.1 DEMAND REGISTRATION. Commencing six months after the initial Offering of the Class A Common Stock of the Company, the Perenchio Initiating Holders, the Televisa Initiating Holders or the Venevision Initiating Holders may, by written notice to the Company (the "Demand Notice"), demand that the Company file, and the Company shall file, a Registration Statement as soon as practicable but no later than 90 days following such demand, covering the Registrable Securities specified in the Demand Notice by the Initiating Holders on such form as shall be appropriate under the Securities Act (a "Demand Registration Statement"). The Perenchio Holders shall be entitled to demand that the Company file and cause to be declared effective such Demand Registration Statements on four (4) separate occasions, the Televisa Holders shall be entitled to demand that the Company file and cause to be declared effective such Demand Registration Statements on two (2) separate occasions and the Venevision Holders shall be entitled to demand that the Company file and cause to be declared effective such Demand Registration Statements on two
(2) separate occasions. In addition, each Holder shall be entitled to demand that the Company file and cause to be declared effective Ordinary S-3 Registration Statements as provided herein. The Company shall use its best efforts to cause the Demand Registration Statement to be declared effective on the date requested by the managing underwriter for the Offering (no earlier than 60 days from the date of the Demand Notice), or, if such Offering is not underwritten, as soon as practicable after the filing thereof with the Commission, and shall keep such Demand Registration Statement effective for so long as the Offering has not been completed (but in no event longer than 180 days from the effective date of such Demand Registration Statement).

          Upon receipt of a Demand Notice, the Company shall provide notice thereof to the Holders other than the Initiating Holders (the "Other Holders"). The Other Holders and the Company shall be permitted to register equity securities of the Company in any Demand Registration Statement or to participate in the Offering, but only as provided in this Section 2.1, by requesting that any of their Registrable Securities be included in the Demand Registration Statement for sale in the Offering on the following terms and conditions:

               2.1.1 Each such Other Holder and/or the Company must give written notice of such election to the Initiating Holders within 15 days of the date notice of the Demand Notice was given by the Company to the Holders, such notice to specify the number of Shares proposed to be sold by each Other Holder and/or the Company in the Offering (the "Other Shares");

               2.1.2 As a condition to participation in a Demand Registration Statement, each such Other Holder and/or the Company must agree to sell such Other Shares on the same basis provided in the underwriting arrangements approved by the Initiating Holders and the Company (including the standard indemnification provisions contained therein) and to timely complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the Commission or by any state securities regulatory body;

               2.1.3 If the managing underwriter of the Offering determines that marketing factors require a limitation of the number of shares to be underwritten, the number of Shares that may be sold by the Other Holders and/or the Company in the Offering shall be limited to such number of Shares as the managing underwriter determines may be included therein. In such event, the Company shall so advise the Other Holders, and the number of Shares that may be sold in the Offering shall be allocated first, pro rata among the Initiating Holders and Holders of the same category of Registerable Securities as those held by the Initiating Holders, second, to the extent available, to the Company and, third, pro-rata among the Other Holders not included in the first category above and fourth, to any other party having registration rights with respect to Shares based upon the respective number of Shares sought to be included in such Offering; and

               2.1.4 If any Other Holder and/or the Company desires to withdraw its Other Shares from the Demand Registration Statement, it may do so only during the time period and on the terms to be determined by the Initiating Holders.

          Notwithstanding the generality of the foregoing, the Holders shall not be entitled to request the Company to file and cause to be effective a Demand Registration Statement unless the proposed size of the offering of the Class A Common Stock that relates to the Demand Notice is equal to or greater than $20,000,000 (based upon the reported trading price of such stock at the time of the Demand Notice).

          Notwithstanding anything contained in this Section 2.1 to the contrary, the Company may delay the registration of the Registrable Securities to which a Demand Notice relates if upon receipt of such Demand Notice (i) the Company notifies the Holders in writing that it is contemplating filing a registration statement within 120 days of such demand (which shall not affect the Holders' other rights hereunder, including without limitation the Holders' rights under Section 2.2 below), (ii) the Company notifies the Holders that a material event has occurred or is likely to occur that has not been publicly disclosed and if disclosed would have a material adverse effect on the Company and its ability to consummate the Offering under the Demand Registration Statement or (iii) the Company determines that the registration and offering could interfere with any financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or its subsidiaries. In the case of clause (i) of this paragraph, the Company shall use its best efforts, as soon as practicable, upon the first to occur of the abandonment by the Company of its contemplated registration statement or the expiration of the 120-day period above to register the Registrable Securities to which a Demand Notice relates, unless such Demand Notice is withdrawn by the Initiating Holders. In the case of clause (ii) or clause (iii) of this paragraph, the Company may not delay the filing of the Demand Registration Statement for more than 120 days from the date of the Demand Notice unless such Demand Notice is withdrawn by the Initiating Holders. The Company cannot exercise the rights of postponement set forth above more than once in any 12-month period. If there is a postponement under either clause (i), (ii) or (iii) above, the Demand Notice may be withdrawn by the Initiating Holders by notice to the Company. In such case, no demand shall have been made for the purposes of Section 2.1.

          2.2 "PIGGYBACK" REGISTRATION. If at any time, or from time to time, the Company shall determine to file a Registration Statement covering any shares of its Common Stock (other than a registration statement on Form S-4 or S-8, or any form substituted therefor) for its own account or for the account of any stockholder or a Registration Statement filed upon a demand pursuant to Section 2.1 hereof (a "Piggyback Registration Statement"), the Holders shall be entitled to include their Registrable Securities in such registration and related underwritten Offering, if any, on the following terms and conditions:

               2.2.1 The Company shall promptly give written notice of such determination to the Holders (a "Piggyback Notice") and the Holders shall have the right to request, by written notice given to the Company within ten
(10) Business Days of the date the Piggyback Notice was given by the Company to the Holders, that a specific number of Registrable Securities held by the Holders be included in the Piggyback Registration Statement and related underwritten Offering, if any;

               2.2.2 If the Piggyback Registration Statement relates to an underwritten Offering, the Piggyback Notice shall specify the name of the managing underwriter for such Offering. The Piggyback Notice shall also specify the number of securities to be registered for the account of the Company and for the account of any stockholder, and the intended method of disposition of such securities;

               2.2.3 If the Piggyback Registration Statement relates to an underwritten Offering, as a condition to participation in such Piggyback Registration Statement, the Holders must agree to sell their Registrable Securities on the same basis provided in the underwriting arrangements approved by the Company (including the standard indemnification provisions contained therein) and to timely complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the Commission or by any state securities regulatory body;

               2.2.4 The Company shall use its best efforts to include the Registrable Securities requested to be registered in the Piggyback Registration Statement. However, if the managing underwriter for any underwritten Offering under the Piggyback Registration Statement reasonably determines that inclusion of all or any portion of the Registrable Securities in such Offering would materially adversely affect the ability of the underwriter for such Offering to sell all of the securities requested to be included for sale in such Offering, and delivers to the Holders its written opinion to such effect, the number of shares that may be sold in such Offering shall be allocated, first, to the Company (or, if the Offering is being made principally for the account of another Person, to such Person), second to the Holders pro rata among the Holders based upon the respective number of shares sought by each to be included in the Offering and, third, to any other third party having registration rights with respect to Shares;

               2.2.5 The Holders shall have the right to withdraw their Registrable Securities from the Piggyback Registration Statement, but if the same relates to an underwritten Offering, they may only do so during the time period and on terms agreed upon by the Holders and the underwriters for such underwritten Offering.

          Notwithstanding the foregoing, the Company shall, on five (5) Business Days notice to the Holders, have the right to withdraw any Piggyback Registration Statement filed pursuant to this Section 2.2 at any time prior to the effective date thereof.

          2.3 SELECTION OF UNDERWRITERS. If the Registrable Securities covered by a Demand Registration Statement are to be sold in an underwritten Offering, the managing underwriter of such Offering may be designated by the Initiating Holder which underwriter shall be reasonably acceptable to the Company. Alternatively, if the Registrable Securities included in a Piggyback Registration Statement are to be sold in an underwritten Offering, the managing underwriter of such Offering shall be designated by the Company.

          Section 3  HOLDBACK AGREEMENTS.

          3.1 RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public or private sale or distribution of securities of the same class as the Registrable Securities, or securities convertible into or exchangeable or exercisable for securities of the same class as the Registrable Securities, including a sale pursuant to


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Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning on the closing date of, an Offering made pursuant to Section 2.1 herein.

          3.2 RESTRICTIONS ON PUBLIC SALE BY THE HOLDERS. The Holders agree, if requested by the managing underwriter of an underwritten Offering (including, but not limited to, the Company's initial Offering), not to effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the securities included in the Offering, including, but not limited to, a sale pursuant to Rule 144 of the Securities Act (except as part of such underwritten Offering), during the 10-day period prior to, and during the 180-day period (in the case of the Company's initial Offering) and 90-day period (in the case of subsequent Offerings) (or shorter period requested by the underwriter) beginning on the effective date of, such Offering.

          Section 4 REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Section 2 hereof, the Company will use its best efforts to effect such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as promptly as practicable:

          4.1 At least five (5) Business Days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders who are participating in such Registration Statement (the "Registering Holders") and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Registering Holders and such underwriters (and their respective counsel), and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Registering Holders or the underwriters, if any, shall reasonably object; except that if the Registration Statement is a Piggyback Registration Statement relating to an underwritten Offering and the underwriters do not agree with such objection by the Registering Holders and the Registering Holders are permitted to withdraw any Registrable Securities from such Offering, the Company can file the Piggyback Registration Statement notwithstanding such objection by the Registering Holders;

               4.1.1 Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Holders set forth in such Registration Statement or Prospectus supplement;


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

               4.1.2 Promptly notify the Registering Holders and the managing underwriters, and (if requested by any such Person) confirm such advice in writing, (a) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (d) if at any time the representations and warranties of the Company contemplated by Section 8 below cease to be true and correct; (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (f) of the happening of any event which makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading in any material respect;

               4.1.3 Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               4.1.4 If requested by the managing underwriters or the Registering Holders, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Registering Holders agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters or other Persons, the purchase price being paid therefor by such underwriters or other Persons and any other terms of the distribution of the Registrable Securities to be sold in such Offering including, if applicable, any required disclosure of arrangements with underwriters; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               4.1.5 Promptly furnish to the Registering Holders and each managing underwriter without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               4.1.6 Promptly deliver to the Registering Holders and the underwriters without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Registering Holders and the underwriters in connection with the Offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               4.1.7 Prior to any Offering of Registrable Securities covered by a Registration Statement under Section 2, register or qualify or cooperate with the Registering Holders, the underwriters and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Registering Holders or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement, except that the Company shall not be required to take any actions under this paragraph 4.1.7 if such actions would require it to submit to the general taxation of such jurisdiction or to file therein any general consent to service of process, unless this limitation means that the Registrable Securities would not be qualified for offer and sale in at least 20 states;

               4.1.8 Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities other than the Commission and state securities regulatory bodies as may be necessary to enable the Registering Holders or the underwriters to consummate the disposition of such Registrable Securities;

               4.1.9 Cooperate with the Registering Holders and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold which do not bear any restrictive legends; and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least two business days prior to any sale of Registrable Securities to the underwriters;

               4.1.10 Upon the occurrence of any event contemplated by paragraph 4.1.2(f) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               4.1.11 (a) In addition to the representations and warranties contained herein, make such representations and warranties to the Registering Holders and the underwriters as are customarily made by issuers to underwriters in primary underwritten offerings (or as may be reasonably requested by the underwriters); (b) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be reasonably satisfactory to the Registering Holders); (c) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily requested in "cold comfort" letters by underwriters in connection with primary underwritten offerings

(or as may be reasonably requested by the underwriters) and to use its best efforts to obtain such a letter for the Registering Holders or to obtain a letter from such accountants authorizing the Registering Holders to rely on such "cold comfort" letter; (d) if an underwriting agreement is entered into, ensure that the same shall set forth in full the indemnification provisions and procedures of Section 6 hereof with respect to the Company and the Registering Holders; and (e) deliver such documents and certificates as may be requested by the Registering Holders and the managing underwriter to evidence compliance with clause (a) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company with the Registering Holders. The above shall be done in connection with each closing under such underwriting or similar agreement or as and to the extent required thereunder;

               4.1.12 Make available for inspection by the Registering Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the Registering Holders or managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to be available to discuss and to supply all information reasonably requested by any such representative, underwriter, attorney or accountant (or their respective representatives) in connection with the Registration Statement; PROVIDED, that all such records, information or documents shall be subject to standard confidentiality arrangements;

               4.1.13 Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and state securities regulatory bodies; and

               4.1.14 Make generally available to its stockholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of any 12-month period (or 60 days, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten Offering, or, if not sold to underwriters in such an Offering, (b) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover such 12-month period.

          The Registering Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4.1.2(f) hereof, the Registering Holders will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until the Registering Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph 4.1.10 hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. The period during which distribution of the Shares is suspended pursuant to this paragraph shall not be counted toward completion of the required period of effectiveness for any registration statement.

          Section 5 REGISTRATION EXPENSES. Except as provided in the next to last sentence of this Section 5, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger expenses, telephone and delivery expenses, and fees and disbursements of Company counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), shall be borne by the Company. The Company will also pay its internal expenses, the expense of any annual audit and the fees and expenses of any Person retained by the Company. In addition, the Company agrees to pay all reasonable fees and disbursements of one counsel (designated by the Initiating Holders, and if there is no Initiating Holder, by a majority of the Holders participating in an Offering) to the Holders. All such expenses are referred to herein as "Registration Expenses." Notwithstanding the foregoing, if a Holder demands that the Company file and cause to be declared effective an Ordinary S-3 Registration Statement pursuant to Section 2.1, such Holder shall bear all Registration Expenses related thereto (other than the registration fees relating to the Shares to be registered by any Other Holders, which shall be borne by such Other Holders). All underwriting fees and commissions with respect to an underwritten Offering, and transfer taxes, if any, shall be borne by the Company and each Holder in proportion to the number of Registrable Securities sold by the Company and such Holder.

     Section 6  INDEMNIFICATION.

             6.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Holders, their officers, directors, agents (including counsel) and employees and each Person who controls the Holders (within the meaning of Section 15 of the Securities Act) (each, a "Controlling Person") from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses ("Losses") reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Holders may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and shall reimburse the Holders or such officer, director, agent (including counsel), employee or Controlling Person for any legal or other expenses incurred by such Person in connection with investigating or defending any such Loss; PROVIDED, HOWEVER, that the Company shall not be liable to the Holders in any such case only to the extent that any such Loss arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holders specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or such officer, director, agent (including counsel), employee or Controlling Person, and shall survive the transfer of such securities by the Holders. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act) to the same extent customarily requested by such Persons in similar circumstances.

             6.2 INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. If the Holders sell Registrable Securities under a Prospectus which is part of a Registration Statement, then the Holders, by exercising their registration rights hereunder, agree to indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) under the same circumstances as the foregoing indemnity from the Company to the Holders to the extent, but only to the extent, that such Losses arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Holders furnished to the Company by the Holders expressly for use therein. In no event shall the aggregate liability of the Holders exceed the amount of the net proceeds received by the Holders upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and shall survive the transfer of such securities by the Holders. The Company and the Holders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

             6.3 CONTRIBUTION. If the indemnification provided for in Sections 6.1 or 6.2 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which
Section 6.1 or 6.2 would otherwise apply by its terms (other than by reason of exceptions provided in Section 6.1 or 6.2), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 6.1 or 6.2 was available to such party.

             6.4 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person and not of the indemnifying party unless (i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (iii) in the opinion of counsel of the Person to be indemnified, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.
As used in this Section 6, the terms "indemnifying party," "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors, employees and each Control Person of the Company as set forth above) on the one hand, and the Holders (and their officers, directors, agents (including counsel) employees and each Control Person of each Holder as set forth above) on the other hand, as applicable.

          Section 7 RULE 144. The Company covenants that it will file, on a timely basis, all reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action and provide such documents as any holder of Registrable Securities may request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holders, the Company will deliver to the Holders a written statement verifying that it has complied with such information and requirements.

          Section 8 REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company represents and warrants to and agrees with the Holders that this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms (except in each such case as enforceability may be limited to bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws).

          Section 9  MISCELLANEOUS.

          9.1 SPECIFIC PERFORMANCE. The Holders, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reasons of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          9.2 NO INCONSISTENT AGREEMENTS. The Company has not previously entered into, and will not on or after the date of this Agreement enter into, any agreement with respect to its securities which is inconsistent with the terms of this Agreement, including any agreement which impairs or limits the registration rights granted to the Holders or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

          9.3 FURNISH INFORMATION. The Company agrees that it shall promptly deliver to the Holders copies of all financial statements, reports and proxy statements which the Company is required to send to its stockholders generally.

          9.4 AMENDMENTS. The terms of this Agreement may be amended, and the observance of any term therein may be waived, but only with the written consent of Holders of a majority of the then outstanding Perenchio Registrable Securities, Holders of a majority of the then outstanding Televisa Registrable Securities, Holders of a majority of the then outstanding Venevision Registrable Securities and the Company.

          9.5 NOTICES. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently delivered or made if and when delivered in person or by recognized overnight courier, addressed to each the Holders at its last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its principal executive office, 1999 Avenue of the Stars, Suite 3050, Los

Angeles, California, 90067, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

          9.6 ASSIGNMENT. This Agreement is assignable by the parties hereto to (i) their respective Permitted Transferees, and upon assignment such Permitted Transferees shall become Holders under this Agreement, so long as such Permitted Transferees agree in writing to be bound by the terms hereof and (ii) to any lender in connection with a loan to a Holder that is secured by Registerable Securities, so long as such lender agrees in writing to be bound by the terms hereof. Other than as set forth above, this Agreement shall not be assignable.

          9.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          9.8 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          9.9 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California.

          9.10 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other and of the remaining provisions contained herein shall not be affected or impaired thereby.

          9.11 JURISDICTION; VENUE; SERVICE OF PROCESS. Each of the parties irrevocably submits to the jurisdiction of any California State or United States Federal court sitting in Los Angeles County in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and irrevocably agrees that any such action or proceeding may be heard and determined only in such California State or Federal court. Each of the parties irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each of the parties consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by delivering of a copy of the such process to such party at its address specified in or pursuant to
Section 10.3. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          9.12 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          9.13 ATTORNEY'S FEES. In the event of any action, controversy, claim, counter claim, appeal, arbitration, mediation or dispute between the parties hereto arising out of or relating to this Agreement or any of the documents provided for herein, or the breach thereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, expenses and costs incurred in bringing and prosecuting such action and/or enforcing any judgment, order, ruling or award.

                 [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                              UNIVISION COMMUNICATIONS INC.


                              /s/ Gabe R. Cahill
                              ------------------------
                              By:
                              Its:


                              "HOLDERS"

                              /s/ A. Jerrold Perenchio
                              ------------------------
                              A. JERROLD PERENCHIO


                              /s/ A. Jerrold Perenchio
                              ------------------------
                              A. JERROLD PERENCHIO, Trustee of the
                              Jerry Perrenchio Living Trust dated
                              April 16, 1987



                              UNIVISION SPECIAL PARTNERSHIP I, L.P.
                              By: The Davila Family L.L.C.
                              Its: Managing General Partner

                                   By: /s/ Joseph Stern
                                      -------------------------
                                       Joseph Stern
                                   Title: Trustee of the Jaime
                                            Davila 1995 Generation -
                                            Skipping Trust, Member

                              GRUPO TELEVISA S.A.


                              By: /s/ Guillermo Canedo White
                                 ---------------------------
                                     Guillermo Canedo White
                              Title: Exec. Vice President &
                                     Chief Financial Officer
                                    ------------------------


                              UNIVISA, INC.


                              By: /s/ Lawrence Dam
                                  --------------------------
                                      Lawrence Dam
                              Title:  President & Chief Operating Officer
                                    -------------------------------------



                              GRUPO TELESISTEMA S.A. DE C.V.


                              By:/s/ Guillermo Canedo White
                                 --------------------------
                                   Guillermo Canedo White
                              Its: Exec. Vice Presient &
                                   Chief Financial Officer
                                   -----------------------


                              UNIVISA BROADCASTING L.P.

                              By: Univisa Broadcasting Corp.,
                                  Its: General Partner


                              By: /s/Lawrence Dam
                                 ------------------------
                                 Vice President
                                 Secretary

                              Its: Lawrence Dam
                                  -----------------------


                                   By: /s/Lawrence Dam
                                      ---------------------------

                                   Title:
                                         ------------------------

                              UNIVISION SPECIAL PARTNERSHIP II,
                              L.P.
                              By: The Davila Family L.L.C.
                              Its: Managing General Partner

                                   By:  /s/ Joseph Stern
                                      --------------------------
                                        Joseph Stern
                                   Title: Trustee of the Jaime Davila
                                          1995 Generation - Skipping Trust

                              VENEVISION INTERNATIONAL LTD.


                              By:  /s/ Edwardo L. Illegible
                                 -------------------------------

                              Title:  Attorney-in-fact
                                    ----------------------------

                              DENNEVAR B.V.


                              By:  illegible
                                 ----------------------------

                              Title:  Attorney-in-fact
                                    -------------------------


                              BRAVO ENTERPRISES, INC.


                              By:   illegible
                                 ----------------------------

                              Title:  Attorney-in-fact
                                   --------------------------



                              UNIVISION SPECIAL PARTNERSHIP III,
                              L.P.
                              By: The Davila Family L.L.C.
                              Its: Managing General Partner

                                   By: /s/ Joseph Stern
                                      ----------------------
                                        Joseph Stern
                                   Title: Trustee of the Jaime Davila
                                          1995 Generation - Skipping
                                          Trust, Member

                              RADER FAMILY PARTNERSHIP, L.P.


                              By: /s/ Stephen Rader
                                 -----------------------------
                                   Stephen Rader
                              Its: General Partner

                              By: /s/ Anne Rader
                                 -----------------------------
                                   Anne Rader
                              Its: General Partner


                              RADER LIVING TRUST dated
                              September 9, 1994


                              By: /s/ Stephen Rader
                                 ----------------------------
                                   Stephen Rader
                              Its: Trustee